SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 16, 2011 (August 9, 2011)

HQ GLOBAL EDUCATION INC.
(Exact name of registrant as specified in Charter)

Delaware	333-150385	26-1806348
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

  27th Floor, BOBO Fortune Center, No.368, South Furong Road
Changsha City, Hunan Province, 410007 PRC
(Address of Principal Executive Offices)

(86 731) 8782-8601
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS;ELECTION OF DIRECTORS;APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 9, 2011, Erik Vonk gave notice of his resignation, effective August 9, 2011, from his position as Independent Director and Chairman of the Audit Committee of HQ Global Education, Inc. (the "Company"). Mr. Vonk resigned in order to pursue personal interests. After his departure, Mr. Vonk has indicated that he will remain available to consult with the Company in connection with the transition of his responsibilities.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c) SHELL COMPANY TRANSACTIONS

Not Applicable

(d) EXHIBITS.

99.1     Resignation Letter signed by Erik Vonk

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HQ Global Education, Inc.

Date: August 16, 2011	By:	/s/ Guangwen He
Guangwen He
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Resignation Letter signed by Erik Vonk